REGISTRATION RIGHTS AGREEMENT


         Registration Rights Agreement dated as of ____________, 1995 between John A. McNeice, Jr. and C. Herbert Emilson
(the "Stockholders") and Liberty Financial Companies, Inc., a
Massachusetts corporation ("LFC").

         1.       Demand Registration and Listing Rights.

         1.1. Registration. If the Stockholders (or either of them) shall request LFC in writing to register under the Securities Act of 1933, as amended (the "Securities Act") any Securities (as that term is defined in Section 9 hereof) held by them, LFC shall use all reasonable efforts to cause the prompt registration of all Securities specified in such request; provided, however, that
(i) the Stockholders may not make more than one such request to register such Securities, (ii) LFC shall be obligated to honor such request only if LFC shall then be eligible to use Form S-3
(or such other form as shall at the time be prescribed under the Securities Act for the same purposes as such present Form) for purposes thereof, (iii) LFC shall not be required to make the registration statement covering the proposed offering of the Stockholders' Securities effective prior to ____________, 1996
(the first anniversary of the date of this Agreement) or to maintain such registration statement effective for a period longer than 90 days (except as provided in Section 1.4 hereof) or later than __________, 1997 (the second anniversary of the date of this Agreement). If the Stockholders shall so request, LFC will register such Securities for offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule or rules to similar effect) under the Securities Act.

         1.2. Other Offer and Sale upon Demand. If the Stockholders (or either of them) shall request LFC in writing to take such actions as shall be necessary or appropriate to permit any Securities held by them to be publicly or privately offered and sold in compliance with the securities laws or other relevant laws or regulations of any foreign jurisdiction in which a principal securities market outside the United States is located, LFC shall use all reasonable efforts to take such actions in any such foreign jurisdiction (including listing such Securities on any foreign securities exchange on which such listing is requested by the Stockholders) and shall otherwise cooperate in a timely manner in such offering; provided, however, that (i) the Stockholders may not make more than one such request to effect such public or private offering of such Securities and (ii) LFC shall not be required to commence any such public or private offering prior to __________, 1996 (the first anniversary of the date of this Agreement) or to continue such public or private offering later than __________, 1997 (the second anniversary of the date of this Agreement). Any request under this Section 1.2 may be made separately or in conjunction with any request under
Section 1.1 hereof.


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         1.3.  Written Notice with respect to Demand Rights.  Any
request by the Stockholders pursuant to Sections 1.1 or 1.2 hereof shall (i) specify the number of shares or the principal amount, as the case may be, of Securities, which the Stockholders intend to offer and sell, (ii) express the intention of the Stockholders to offer or cause the offering of such Securities,
(iii) describe the nature or method of the proposed offer and sale thereof (including the proposed method of distribution of such Securities) and state whether such offer shall be made domestically or abroad, or both, and, if abroad, the country or countries in which such offer shall be made, (iv) specify any securities exchange (including any foreign securities exchange in any principal securities market outside the United States) on which the Stockholders request that such Securities be listed,
(v) contain the undertaking of the Stockholders to provide all such information regarding their holdings and the proposed manner of distribution thereof as may be required in order to permit LFC to comply with all applicable laws and regulations, domestic or foreign, and all requirements of the Securities and Exchange Commission (the "SEC"), any other applicable domestic or foreign regulatory or self-regulatory body and any other body having jurisdiction with respect to such transaction and any securities exchange (including any foreign securities exchange in any principal securities market outside the United States) on which the Securities are to be listed and to obtain acceleration of the effective date of any registration statement filed in connection therewith, and (vi) in the case of an underwritten public offering made domestically or abroad, or both, specify the managing underwriter or underwriters of such Securities, which shall be selected by the Stockholders.

         1.4. Condition to Exercise of Demand Rights. Notwithstanding the provisions of Sections 1.1 and 1.2 hereof, LFC shall be entitled to postpone for a reasonable period of time, but not in excess of 120 calendar days, the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 1.1 hereof and the taking of any action otherwise required under Section 1.2 hereof if (i) either
(a) LFC is at such time conducting or about to conduct an underwritten public offering of Securities for sale for its account and determines, with the concurrence of the underwriters selected by LFC, that such offering would be adversely affected by the registration or action so required or (b) in the good faith judgment of LFC, LFC would be required to disclose in such registration statement or in connection with such action material business information which at that time cannot be publicly disclosed without material disruption of a major corporate development or transaction then pending or in progress and without other material adverse consequence, and (ii) LFC so notifies the Stockholders within 5 days after the Stockholders so request; provided, however, that LFC may not utilize the right set forth above in this Section 1.4 more than once. In the event

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that the circumstances described in clause "(b)" above should arise during the period of effectiveness of a registration statement filed by LFC pursuant to a request by the Stockholders pursuant to Section 1.1 hereof, LFC shall be permitted to require the Stockholders to cease making sales of Securities under such registration statement during the period that such circumstances shall remain in effect, but in no event for a period of more than 30 days, provided, however, that LFC may not utilize the right set forth in this sentence more than once and the 90-day period during which LFC shall be required to maintain such registration effective pursuant to Section 1.1 hereof shall be extended for a period equal to the period in which the Stockholders are not permitted to make sales of Securities under such registration statement as a result of the operation of this sentence.

         1.5. Incidental Registration. If LFC shall, at any time and from time to time, propose an underwritten offering for cash of any Securities, whether pursuant to a registration statement under the Securities Act or otherwise, on its own behalf or on behalf of a third party, LFC shall give written notice as promptly as practicable of such proposed registration or offering to the Stockholders and shall use its best efforts to include in such offering and, if such offering is pursuant to a registration statement under the Securities Act, in such registration, any of the same class of such Securities held by the Stockholders as the Stockholders shall, at any time and from time to time in the future, request within 20 calendar days after the giving of such notice, upon the same terms (including the method of distribution) as such offering; provided, however, that (i) LFC shall not be required to give such notice or include any such Securities in any offering pursuant to a registration statement filed on Form S-8 or Form S-4 (or such other form or forms as shall at the time be prescribed under the Securities Act for the same purposes as such present Forms) and (ii) LFC may at any time prior to the effectiveness of any such registration statement or commencement of any such offering not pursuant to a registration statement, in its sole discretion and without the consent of the Stockholders, abandon the proposed offering in which the Stockholders had requested to participate.

         2. Certain Covenants of LFC. In connection with any offering of Securities pursuant to this Agreement, LFC shall:

         2.1. Registration Statement. In cooperation with counsel selected by the Stockholders, prepare and (in the case of a registration pursuant to Section 1.1 hereof, within 45 days after receipt of the applicable notice pursuant to Section 1.3 hereof) file with the SEC a registration statement with respect to such Securities and use its best efforts to cause such registration statement to become effective. Such registration statement shall be for an offering to be made on a continuous or delayed basis (a so-called "shelf registration statement") if LFC is eligible for

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the use thereof and the Stockholders have requested a shelf registration statement.

         2.2. Amendments and Supplements to Registration Statement. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Securities and other securities, if any, covered by such registration statement until the later of (i) such time as all of such Securities have been disposed of in accordance with the intended methods of disposition (but in no event for a period of more than one year after such registration statement becomes effective) or (ii) the expiration of the time when a prospectus relating to such registration is required to be delivered under the Securities
Act.

         2.3. Furnishing of Copies of Registration Statements and Other Documents. Furnish to the Stockholders such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits, except that LFC shall not be obligated to furnish the Stockholders with more than two copies of such exhibits other than incorporated documents), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), each in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus and such other documents as the Stockholders may reasonably request in order to facilitate the disposition of the Securities covered by such registration statement.

         2.4. Other Securities Laws. Use its best efforts to register or qualify such Securities under such securities or blue sky laws of such jurisdictions (including any foreign country or political subdivision thereof) as the Stockholders shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Stockholders to consummate the disposition in such jurisdictions of their Securities covered by such registration statement.

         2.5. Opinion of Counsel; Comfort Letter. Furnish to the Stockholders a signed counterpart, addressed or confirmed to the Stockholders, of (i) an opinion of counsel for LFC and (ii) a "cold comfort" letter signed by the independent public accountants who have certified LFC's financial statements included in such registration statement, covering substantially the same matters as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

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         2.6.  Notice of Prospectus Defects.  Immediately notify the
Stockholders, at any time when a prospectus relating thereto is required to be delivered under the Securities Act (or any other disclosure document is required pursuant to any other applicable law, domestic or foreign), of the happening of any event or the existence of any condition as a result of which the prospectus included in such registration statement (or such other disclosure document), as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Stockholders prepare and furnish to the Stockholders a reasonable number of copies of a supplement to or an amendment of such prospectus (or such other disclosure document) as may be necessary so that, as thereafter delivered to the purchasers of such Securities (or as otherwise used or applied with respect to the offering), such prospectus (or such other disclosure document) shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         2.7.  General Compliance with Federal Securities Laws;
Section 11(a) Earnings Statement. Otherwise use its best efforts to comply with the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and any other applicable rules and regulations of the SEC, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months after the effective date of such registration statement, which earnings statement shall satisfy Section 11(a) of the Securities Act and any applicable regulations thereunder, including without limitation Rule 158.

         2.8. Exchange Listing. Use its best efforts to list such Securities on each securities exchange (including any domestic or foreign securities exchange) on which any equity security of LFC is then listed, if such securities are not already so listed, and if such listing is then permitted under the rules of such exchange.

         2.9. Transfer Agent, Etc. Provide a transfer agent registrar, bond indenture trustee, authentication agent, and other similar agents or officials, as may be requested by the Stockholders, for all such Securities not later than the effective date of such registration statement (or similar date with respect to any offering not effected pursuant to a registration statement).

         2.10. Participation by Selling Security Holders. In connection with the preparation and filing of each registration statement registering Securities under the Securities Act (or any

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other applicable disclosure document or filing under other
applicable law, domestic or foreign), and before filing any such registration statement or any other document in connection therewith, give the Stockholders and their underwriters, if any, and their counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, each such other applicable disclosure document or filing, each amendment thereof or supplement thereto and any related underwriting agreement or other document to be filed or used or applied in connection with the offering, and give each of the aforementioned Persons such access to its books and records and such opportunities to discuss the business of LFC with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders, underwriters, counsel or accountants, to conduct a reasonable investigation within the meaning of the Securities Act (or to comply with any other diligence or investigative obligations under other applicable law, domestic or foreign).

         2.11. Information From Securityholders. LFC may require the Stockholders to furnish LFC such information regarding the Stockholders and the distribution of such Securities as LFC may from time to time reasonably request in writing and which shall be required by the Securities Act (or similar state laws) or by the SEC in connection therewith.

         2.12. Additional Procedures in Connection with Underwritten Offerings; Cutbacks.

                  2.12.1. Registrations Pursuant to Sections 1.1 or 1.2. In the case of a registration pursuant to Sections 1.1 or
         1.2 hereof, whenever the Stockholders shall request that such registration shall be effected pursuant to an underwritten offering (or similar placement arrangement), such registration shall be so effected, and only securities which are to be distributed by the underwriters (or similar placement agents) designated by the Stockholders may be included in such registration. If requested by such underwriters (or similar placement agents), LFC will enter into an underwriting agreement (or equivalent placement document) with such underwriters (or similar placement agents) for such offering containing such representations and warranties by LFC and such other terms and provisions as are customarily contained in underwriting agreements (or such equivalent documents) with respect to secondary distributions, including, without limitation, indemnity and contribution to the extent provided in Section 5 hereof. If the Stockholders shall determine that the number of shares to be included in such registration should be limited due to market conditions or otherwise, all shares other than

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         Securities held by the Stockholders shall be excluded prior to the exclusion of any Securities held by the Stockholders.

                  2.12.2. Registrations Pursuant to Section 1.5. In connection with the exercise of any registration rights granted to holders of Securities pursuant to Section 1.5 hereof, if the registration is to be effected by means of an underwritten offering on a firm commitment basis, LFC may condition participation in such registration by such holders upon inclusion of the Securities being so registered in such underwriting. In such case, LFC will make reasonable efforts to arrange for the underwriters to include such Securities among those securities to be distributed by or through such underwriters; provided, however, that for purposes of this Section 2.12.2, reasonable efforts shall not require LFC to reduce the amount or sale price of the securities proposed to be distributed for LFC's account by or through such underwriters.

                  If (i) such Securities are not to be included in such underwritten offering because LFC has been unable so to include such Securities after using reasonable efforts to do so, and (ii) the managing underwriter of such underwritten offering shall advise LFC in writing that, in its opinion, the distribution of all or a specified portion of such Securities concurrently with the securities being distributed by such underwriters will materially and adversely affect the distribution of such securities by such underwriters (such opinion to state the reasons therefor), then LFC (x) will promptly furnish the Stockholders with a copy of such opinion and (y) may require, by written notice to the Stockholders accompanying such opinion, that the distribution of a specified portion of such Securities be deferred until the completion of the distribution of such securities by such underwriters, but in no event for a period of more than 180 days after the effective date of such registration.

         2.13. Certificates. Furnish unlegended certificates representing ownership of the Securities being sold in such denominations as shall be requested by the Stockholders or the lead underwriter (or similar placement agent).

         2.14. Release of Stop Transfer Orders. In the case of any offering of equity securities, instruct the transfer agent and registrar to release any stop transfer orders with respect to the equity securities being sold.

         2.15. Notification of Certain Matters. Promptly inform the Stockholders (i) in the case of any domestic offering of Securities in respect of which a registration statement is filed under the Securities Act, of the date on which such registration

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statement or any post-effective amendment thereto becomes
effective (and, in the case of an offering abroad of securities, of the date when any required filing or other action under the securities or other laws of such foreign jurisdictions shall have been made or taken and when the offering may be commenced in accordance with such laws) and (ii) of any request by the SEC, any securities exchange, government agency, self-regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or preliminary prospectus or prospectus included therein or any offering memorandum or other offering document relating to such offering.

         2.16. Notification of Registration under the Exchange Act. The Company will give the Stockholders prompt written notice of
(i) the filing of any registration statement pursuant to the requirements of Section 12 of the Exchange Act relating to any class of securities of LFC or any of its subsidiaries, and (ii) the effectiveness of such registration statement and the number of shares of such class of equity securities outstanding as reported in such registration statement, in order that the Stockholders may be in a position to file any required statements under the Exchange Act or otherwise.

         2.17. General. Take such other actions and execute and deliver such other documents as may be necessary to give full effect to the rights of the Stockholders under this Agreement.

         3.  [Omitted.]

         4.       Expenses.

         4.1. All expenses incurred in complying with any demand by the Stockholders for registration of their Securities under Sections 1.1 and 1.2 hereof, including, without limitation, all registration and filing fees (including all expenses incident to any filing with the National Association of Securities Dealers, Inc. or listing on any domestic or foreign securities exchange), fees and expenses of complying with securities and blue sky laws and other applicable domestic or foreign laws (including those of counsel retained to effect such compliance), and printing expenses (collectively, "Registration Expenses") (other than all underwriting discounts, commissions and expenses specifically attributable to the inclusion in the offering under said
Sections 1.1 and 1.2 of the Securities (including any stamp, duty or transfer tax attributable to the Securities) and the fees and expenses of counsel to the Stockholders, all of which Registration Expenses shall be paid by the Stockholders) shall be paid by LFC.

         4.2. All expenses incurred in complying with Section 1.5 hereof, including, without limitation, any Registration Expenses, (other than all underwriting discounts, commissions and expenses

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specifically attributable to the inclusion in the offering under said Section 1.5 of the Securities (including any stamp, duty or transfer tax attributable to the Securities) and the fees and expenses of counsel to the Stockholders, all of which Registration Expenses shall be paid by the Stockholders) shall be paid by LFC.

         5.       Indemnification and Contribution.

         5.1. Indemnities of LFC. In the event of any registration of any Securities under the Securities Act pursuant to Section 1 hereof, LFC will, and hereby does, indemnify and hold harmless the Stockholders, each other Person, if any, who controls the Stockholders within the meaning of Section 15 of the Securities
Act and each other Person affiliated with or retained by the Stockholders and who may be subject to liability under any applicable domestic or foreign securities laws or other applicable domestic or foreign laws (each such Person being referred to herein as a "Covered Person"), against any losses, claims, damages or liabilities, joint or several, including any amount paid in settlement of any litigation commenced or threatened, to which such Covered Person may be or become subject under the Securities Act, any other securities or other law of any jurisdiction (domestic or foreign), common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other disclosure document, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will promptly reimburse such Covered Person for any legal or any other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that LFC shall not be liable to any Covered Person in any such case to the extent that any such loss, claim, damage, liability, action or proceeding arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other disclosure document in reliance upon and in conformity with written information furnished to LFC through an instrument duly executed by such Covered Person specifically stating that it is for use in the preparation thereof. The indemnities of LFC contained in this Section 5.1 shall remain in full force and effect regardless of any

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investigation made by or on behalf of such Covered Person and shall survive any transfer of Securities.

         5.2. Indemnities to LFC. LFC may require, as a condition to including any Securities in any registration statement filed pursuant to Section 1 hereof (or any similar transaction abroad, if customarily given by sellers of securities in secondary transactions in such jurisdiction), that LFC shall have received an undertaking satisfactory to it from the Stockholders, to, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.1 hereof) LFC, each director of LFC, each officer of LFC who shall sign such registration statement and each other Person (other than the Stockholders), if any, who controls LFC within the meaning of Section 15 of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, or any document incorporated therein, or any other disclosure document, if such statement or omission was made in reliance upon and in conformity with written information furnished to LFC through an instrument duly executed by the Stockholders specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of LFC or any such director, officer or controlling Person and shall survive any transfer of Securities.

         5.3. Indemnification Procedures. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim of the type referred to in the foregoing provisions of this Section 5, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give written notice (the "Claim Notice") to each such indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice to such indemnifying party as provided herein shall not relieve such indemnifying party of its obligations under the foregoing provisions of this Section 5, except and solely to the extent that such indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, each indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the written consent of the indemnified party, be counsel to such an indemnifying party), and after notice from an indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party will not be liable to

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such indemnified party for any legal or other expenses
subsequently incurred by the latter in connection with the defense thereof; provided, however, that (i) if the indemnified party reasonably determines that there may be a conflict between the positions of such indemnifying party and the indemnified party in conducting the defense of such action or that there may be defenses available to such indemnified party different from or in addition to those available to such indemnifying party, then counsel for the indemnified party shall conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party and such indemnifying party shall employ separate counsel for its own defense, (ii) in any event, the indemnified party shall be entitled to have counsel chosen by such indemnified party participate in, but not conduct, the defense and (iii) the indemnifying party shall bear the legal expenses incurred in connection with the conduct of, and the participation in, the defense as referred to in clauses (i) and (ii) above. If, within a reasonable time after receipt of the Claim Notice, such indemnifying party shall not have elected to assume the defense of the action, such indemnifying party shall be responsible for any legal or other expenses incurred by such indemnified party in connection with the defense of the action, suit, investigation, inquiry or proceeding. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

         5.4. Contribution. If the indemnification provided for in Sections 5.1 or 5.2 hereof is unavailable to a party that would have been an indemnified party under either such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 5.4

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were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section
5.4 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the preceding provisions of this Section 5.4, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation (as so defined).

         5.5. Limitation on Liability of Holders of Securities. The liability of either Stockholder in respect of any indemnification or contribution obligation arising under this Section 5 shall not in any event exceed an amount equal to the net proceeds to such Stockholder (after deduction of all underwriters' discounts and commissions and all other expenses paid by the Stockholders in connection with the registration in question) from the disposition of the Securities disposed of by such Stockholder pursuant to such registration.

         6.       [Omitted.]

         7. Termination of Obligation. Section 1 of this Agreement shall terminate and cease to be of any force and effect in respect of the Stockholders at such time as the Stockholders shall cease beneficially to own any Securities.

         8. Representations and Warranties. As an inducement to enter into this Agreement, the Stockholders (with respect to clauses "(c)" and "(d)") and LFC (with respect to clauses "(a)", "(b)", "(c)" and "(d)") represents to and agrees with the other that:

                  (a) it is a corporation duly organized, validly existing and in good standing under the laws of The
         Commonwealth of Massachusetts and has all requisite corporate power to own, lease and operate its properties, to carry on its business as presently conducted and to carry out the transactions contemplated by this Agreement;

                  (b) it has duly and validly taken all corporate action necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby;

                  (c) this Agreement has been duly executed and delivered by him or it and constitutes his or its legal,

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



         valid and binding obligation enforceable in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally from time to time in effect, and subject to equitable limitations on the availability of the remedy of specific performance); and

                  (d) none of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or the compliance with any of the provisions of this Agreement will (i) conflict with or result in a breach of any provision of its certificate of incorporation or by-laws, (ii) breach, violate or result in a default under any of the terms of any agreement or other instrument or obligation to which he or it is a party or by which he or it or any of his or its properties or assets may be bound, or
         (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to him or it or affecting any of his or its properties or assets.

         9.       Certain Agreements and Definitions.

         9.1. Calculation of Amounts. For purposes of this Agreement, the amount of any Securities outstanding at any time (and the amount of any Securities then beneficially owned by the Stockholders or any other Person) shall be calculated on the basis of the information contained in LFC's then current reports filed with the SEC. For purposes of calculating the amount of Securities outstanding at any time (and the amount of Securities then beneficially owned by the Stockholders or any other Person) all outstanding securities convertible into or exchangeable for such Securities shall be deemed to have been fully converted at such time.

         9.2.  "Person".  As used in this Agreement, the term
"Person" shall mean any individual, partnership, corporation, trust or other entity.

         9.3. "Securities". As used in this Agreement, the term "Securities" shall include any common stock of LFC now owned or hereafter acquired by the Stockholders, whether acquired in any transaction with LFC or another Person, in any recapitalization of LFC, as a dividend or other distribution, as a result of any "split" or "reverse split", upon conversion or exercise of another security of LFC or any other Person, or otherwise.

         9.4.  [Omitted.]

         9.5.  [Omitted.]


                                                                              13

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         9.6.  No Legend.  No Security held or to be sold by the
Stockholders shall bear any legend, nor shall LFC cause or permit any transfer agent or registrar appointed by LFC with respect to such Security to refuse or fail to effect a transfer or registration with respect to such Security, provided that the Stockholders provide to LFC a certificate of the Stockholders in connection with such transfer or registration to the effect that such transfer or registration is not in violation of any applicable securities or other law.

         9.7. Stock Books. Except as otherwise provided by law for all holders of securities of LFC, LFC will not close its stock books or other registries against the transfer of any Security held by the Stockholders.

         9.8. Securities Exchange Act of 1934. LFC shall at all times timely file such information, documents and reports as the SEC may require or prescribe under the Exchange Act, and shall provide the Stockholders with two copies of each thereof or any other communication with or from the SEC. LFC shall, whenever requested by the Stockholders, notify the Stockholders in writing whether LFC has, as of the date specified by the Stockholders, complied with the Exchange Act reporting requirements to which it is subject for such period to such date as shall be specified by the Stockholders. LFC acknowledges and agrees that one of the purposes of the requirements contained in this Section 9.8 is to enable the Stockholders to comply with the current public information requirements contained in Paragraph (c) of Rule 144 under the Securities Act (or any corresponding rule hereafter in effect) should the Stockholders ever wish to dispose of any Securities without registration under the Securities Act in reliance upon Rule 144. In addition, LFC shall take such other measures and file such other information, documents and reports as shall hereafter be required by the SEC as a condition to the availability of Rule 144. LFC covenants, represents and warrants that all such information, documents and reports filed with the SEC shall not contain any untrue statement of a material fact or fail to state therein a material fact required to be stated therein or necessary to make the statements contained therein not misleading, and LFC shall indemnify and hold the Stockholders and each broker, dealer, underwriter or other Person acting for the Stockholders (and any controlling Person of any of the foregoing) harmless from and against any and all claims, liabilities, losses, damages, expenses and judgments and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claim and defending any actions insofar as such claims, liabilities, losses, damage expenses and judgments arise out of or based upon any breach of the foregoing covenants, representations or warranties. The procedure for indemnification set forth in Section 5.3 hereof shall apply to the indemnification provided under this Section 9.8.

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         9.9.  Limitation on Other Securities To Be Registered.  In
case of any registration, offering or sale contemplated by
Section 1.1 or 1.2 hereof, LFC shall not include in such registration, offering or sale any Securities other than those beneficially owned by the Stockholders, and in case of any registration, offering or sale contemplated by Section 1.5 hereof, LFC shall not include in such registration, offering or sale any Securities other than those being offered by LFC, Liberty Mutual Insurance Company (including its affiliates, transferees, successors and assigns) and the Stockholders.

         9.10. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the transactions contemplated hereby.

         9.11. Headings. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

         9.12. Counterparts. For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties hereto, and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

         9.13. Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be validly given, made or served, if in writing and delivered personally by telegram or sent by registered mail, postage prepaid, to:

                  LFC at:  Federal Reserve Plaza
                           600 Atlantic Avenue, 24th Floor
                           Boston, MA 02210
                           Attention: John A. Benning, Esq.,
                                      General Counsel

  Stockholders at:         c/o Colonial Management Associates, Inc.
                           One Financial Center
                           Boston, MA 02111

or to such other address as any party may, from time to time, designate in written notice given in a like manner. Notice given by telegram shall be deemed delivered when received by the recipient.

         9.13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the domestic substantive laws of The Commonwealth of Massachusetts without giving effect to any conflicts or choice of laws, rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

         9.14. Mergers, etc. LFC shall not, directly or indirectly, enter into any merger, share exchange, consolidation or reorganization in which LFC shall not be the surviving corporation unless the surviving corporation shall, prior to such merger, share exchange, consolidation or reorganization, agree in writing to assume the obligations of LFC under this Agreement with appropriate modifications to reflect the resulting corporate and capital structure as shall be acceptable to the Stockholders.

         IN WITNESS WHEREOF, the Stockholders and LFC have executed this Agreement as of the day and year first above written.



                                 ---------------------------------
                                 John A. McNeice, Jr.


                                 ---------------------------------
                                 C. Herbert Emilson


                                 LIBERTY FINANCIAL COMPANIES, INC.


                                 By ______________________________
                                    Title:
DS1/145286

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